SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  March 25, 1994

     UNITED AIR LINES, INC.
     (Exact name of registrant as specified in its charter)

     Delaware               33-21220                36-2675206
     (State or other        (Commission  File       (IRS Employer
     jurisdiction of        Number)                  Identification
     incorporation)                                 No.)

     1200 East Algonquin Road
     Elk Grove Township, Illinois  60007
     (Address of principal executive offices)

     P.O. Box 66919
     Chicago, Illinois  60666
     (Mailing Address)

     Registrant's telephone number,
      including area code:  (312) 952-4000



         Item 5.  Other Events

                   As a supplement to the press release issued
         March 28, 1994 by UAL Corporation ("UAL") attached as
         Exhibit 99.2 to the Forms 8-K filed by United and UAL on March 28, 1994, UAL issued a subsequent press release attached hereto as Exhibit 99.1.

         Item 7.  Financial Statements and Exhibits
                  (c) Exhibits

                   Exhibit No.         Description

                     99.1              Press Release dated March
                                       28, 1994, filed as Exhibit
                                       99.1 to UAL Corporation's
                                       (File No. 1-6033) Form 8-K,
                                       dated March 25, 1994, and
                                       incorporated herein by
                                       reference.


         SIGNATURES

                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  UNITED AIR LINES, INC.

                                  By:  /s/ John C. Pope
                                       John C. Pope
                                       President and
                                       Chief Operating Officer

         Dated:  March 29, 1994



                              INDEX TO EXHIBITS

              Exhibit No.                   Description

                 99.1 Press Release dated March 28, 1994, filed as Exhibit 99.1 to UAL
                                            Corporation's (File
                                            No. 1-6033) Form 8-K,
                                            dated March 25, 1994,
                                            and incorporated
                                            herein by reference.